FINANCIAL INSTRUMENTS - Disclosure of information about key assumptions to measure fair value of warrants (Details) - 2018 Warrants [Member] $ / shares in Units, $ in Thousands	Dec. 31, 2020 CAD ($) Year $ / shares	Dec. 31, 2019 CAD ($) Year $ / shares
Disclosure of detailed information about financial instruments [line items]
Expected volatility	74.00%	64.00%
Expected life (in years) | Year	0.02	0.45
Risk-free interest rate	0.22%	1.76%
Expected dividend yield	0.00%	0.00%
Fair value: Per Warrant (Canadian Dollar) | $ / shares	$ 0.34	$ 0.02
Total Warrants | $	$ 3,872	$ 197